Exhibit 3.95

[SEAL]	DEAN HELLER Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708	Certificate of Limited Partnership (PURSUANT TO NRS 88)	Office Use Only: FILED # LP 1536-03 OCT 22 2003
Important: Read attached instructions before completing
IN THE OFFICE OF DEAN HELLER SECRETARY OF STATE

1.	Name of Limited Partnership (Must contain the words Limited Partnership)	Kimball Mountain First Limited Partnership

2.	Street Address of Records Office Nevada:	STREET ADDRESS	CITY		ZIP
		8 Sunset Way, Suite 101	Henderson	NEVADA	89014

3.	Resident Agent Name and Street Address:	NAME	Corporation Trust Company of Nevada
	(Must be a Nevada address where	PHYSICAL STREET ADDRESS	CITY		ZIP
	process may be served)	6100 Neil Road, Suite 500	Reno	NEVEDA	89511

		ADDITIONAL MAILING ADDRESS	CITY	STATE	ZIP

4.	Dissolution Date:	Latest date upon which the Limited Partnership is to dissolve:		October 21, 2023

5.	Other Matters:	Any other matters the general partners desire to include in this certificate may be noted on separate pages and incorporated by reference herein as a part of this certificate:

		Number of pages attached:	0

It is hereby declared that I am (we are) the person(s) who executed this Certificate of Limited Partnership, which execution constitutes an affirmation under the penalties of perjury that the facts stated herein are true.

6.	Addresses and Signatures of Each General Partner (Please attach additional pages as necessary)	1. NAME	Kimball Hill Homes Nevada, Inc.
		STREET ADDRESS	CITY	STATE	ZIP
		5999 New Wilke Road, Suite 504	Rolling Meadows	Illinois	60008

		Signature	/s/ Hal H. Barber
Hal H. Barber, Vice President

2. NAME

		STREET ADDRESS	CITY	STATE	ZIP

Signature

3. NAME

		STREET ADDRESS	CITY	STATE	ZIP

Signature

4. Name

		STREET ADDRESS	CITY	STATE	ZIP

Signature

7.	Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named Limited Partnership.

		/s/ James M. Halpin	James M. Halpin Assistant Secretary
		Authorized Signature of R.A. or On Behalf of R.A. Company		Date

This form must be accompanied by appropriate fees. See attached fee schedule.